SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report: March 6, 2014
(Date of earliest reported)

BALTIA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	11-2989648 (IRS Employer Identification No.)
JFK INTERNATIONAL AIRPORT Building 151, Room 361, Jamaica, NY 11430 (Address of principal executive offices) Issuer's Telephone Number: (718) 244 8880
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) On May 3, 2013, the Company filed a Form 8K noticing that Patrick Rodgers, CPA, PA, had resigned as the Company's auditor and a new certifying accountant was engaged. The change of auditor was done to comply with regulatory requirements and for no other purpose. On March 6, 2014, the Public Company Accounting Oversight Board ("PCAOB") censured the registered public accounting firm Patrick Rodgers, CPA, PA, and revoked the Firm's registration.

(b)This notice is for regulatory compliance as Patrick Rodgers had audited the Company's 2012 financial report and was no longer the Company's auditor at the date of the censure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baltia Air Lines

/ ____signed___ /
Igor Dmitrowsky
President

April 14, 2014

EXHIBIT 16.1

Patrick Rodgers, CPA, PA
309 East Citrus Street
Altamonte Springs, FL 32701

April 11, 2014

Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Re: Baltia Air Lines, Inc.
Commission File Number: 869187

Dear Sirs:

I have read item 4.01 included in Form 8-K of Baltia Air Lines, Inc.

I agree with the statements contained in the first paragraph of Item 4.01 therein. I am not in a position to agree or disagree with other statements of Baltia Air Lines, Inc. contained therein.

Sincerely,

/ ____signed___ /
Patrick Rodgers, CPA, PA

A, PA